                                  SCHEDULE 14A
                                 (Rule 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE DEF 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                HLM DESIGN, INC.

             ----------------------------------------------------
                (Name of Registrant as Specified in its Charter)

             ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

    [_]Fee paid previously with preliminary materials.

    [_]Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule, or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                                 [LOGO OF HLM]

                                HLM Design, Inc.
                       121 West Trade Street, Suite 2950
                        Charlotte, North Carolina 28202


August 8, 2001

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, September 18, 2001, at the Omni Charlotte Hotel, 132 East Trade Street, Charlotte, North Carolina. We look forward to greeting personally those stockholders who are able to attend. If you plan to attend, we ask that you sign and return the self-addressed, postage prepaid portion of the enclosed card, and please bring with you to the meeting the remaining portion of the card.

   The accompanying formal Notice of Meeting and Proxy Statement describe the matters on which action will be taken at the meeting.

   Whether or not you attend in person, it is important that your shares be represented and voted at the meeting. I urge you to sign, date and return the enclosed proxy at your earliest convenience.

                                          On Behalf of the Board of Directors,

                                          Sincerely,

                                       /s/ Joseph M. Harris
                                          Joseph M. Harris
                                          Chairman, Chief Executive Officer
                                       and President

                                 [LOGO OF HLM]

                                HLM Design, Inc.

                               ----------------

                               NOTICE OF MEETING

                               ----------------


                                                                 Charlotte, NC
                                                                August 8, 2001

   The Annual Meeting of Stockholders of HLM Design, Inc. (the "Company") will be held at the Omni Charlotte Hotel, 132 East Trade Street, Charlotte, North Carolina, on Tuesday, September 18, 2001 at 10:00 a.m. for the following purposes as described in the accompanying Proxy Statement:

  1. To elect two (2) directors for the classified terms indicated in the Proxy Statement.

  2. To consider and vote upon an amendment to the HLM Design, Inc. 1998 Stock Option Plan (the "Stock Option Plan") to change the maximum number of shares of common stock of the Company that may be purchased upon exercise of options granted pursuant to the Stock Option Plan from 265,000 shares to 50,000 shares for incentive stock options and a floating amount for nonstatutory stock options equal to 15% of the shares of common stock of the Company as may be deemed outstanding from time to time (including shares committed to be issued on a delayed delivery basis).

  3. To consider and vote upon an amendment to the HLM Design, Inc. Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of common stock of the Company that may be purchased pursuant to the ESPP from 57,954 to 107,954.

  4. To transact such other business as may properly come before the meeting.

   Only holders of record of the Company's common stock at the close of business on August 2, 2001 will be entitled to notice of, and to vote at, such meeting.

   Whether or not you plan to attend the meeting, you are urged to promptly complete, sign, date and return the enclosed proxy in the envelope provided. Returning your proxy as described above does not deprive you of your right to attend the meeting and to vote your shares in person.

                                              /s/ Nancy Pressley
                                                 Nancy Pressley
                                                Assistant Secretary

                                 [LOGO OF HLM]

                                HLM Design, Inc.

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                                                  August 8, 2001

                                    GENERAL

Introduction

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HLM Design, Inc., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held on Tuesday, September 18, 2001 at 10:00 a.m. at the Omni Charlotte Hotel, 132 East Trade Street, Charlotte, North Carolina (the "Annual Meeting"). Proxies in the form enclosed will be voted at the Annual Meeting (including adjournments) if properly executed, returned to the Company prior to the meeting, and not revoked. Stockholders who execute proxies may revoke them at any time before they are exercised by delivering a written notice to Nancy Pressley, the Assistant Secretary of the Company, either at the Annual Meeting or prior to the meeting date at the Company's executive offices at 121 West Trade Street, Suite 2950, Charlotte, North Carolina 28202, by executing and delivering a later-dated proxy, or by attending the meeting and voting in person.

Stockholder Voting

   Only holders of record of the Company's common stock, par value $.001 per share (the "Common Stock"), as of the close of business on August 2, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. This Proxy Statement will be mailed to each such stockholder on or about August 8, 2001.

   As of the close of business on the Record Date, there were issued and outstanding and entitled to be voted at the Annual Meeting, 2,206,589 shares of Common Stock. The presence at the Annual Meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies indicating shareholder abstentions will, in accordance with Delaware law, be counted as represented at the Annual Meeting for purposes of determining whether there is a quorum present, but will not be voted for or against any proposal to which the abstention relates. However, the effect of an abstention on any proposal, other than the election of directors, has the same effect as a vote against the proposal. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees that are represented at a meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining whether there is a quorum, but will not be voted on such matter and will not be counted for purposes of determining the number of votes cast on such matter. A quorum being present, directors will be elected by the affirmative vote of a plurality of the votes cast by shares entitled to vote thereon and the other actions proposed in the accompanying notice will become effective by majority vote.

   Proxies in the accompanying form, properly executed and duly returned and not revoked, will be counted at the Annual Meeting (including adjournments). Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If no specifications are made, proxies will be voted (i) in favor of the Company's two (2) nominees to the Board of Directors for the terms indicated herein, (ii) in favor of the amendment (the "Stock Option Plan Amendment") to the HLM Design, Inc. 1998 Stock Option Plan (the "Stock Option Plan"), and (iii) in favor of the amendment (the "ESPP Amendment") to the HLM Design, Inc. Employee Stock Purchase Plan (the "ESPP"). If any other matter or business is brought before the meeting, the proxy holders may vote the proxies at their discretion.
                            [HLM LOGO APPEARS HERE]

Equity Security Ownership

   The following table sets forth, as of August 2, 2001, the beneficial ownership of Common Stock by: (i) each stockholder known by the Company to own more than 5% of the outstanding shares, (ii) each director and nominee to the Board of Directors of the Company, (iii) each executive officer of the Company included in the Summary Compensation Table on page 19 hereof, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property and other similar laws where applicable.

                                          Amount and Nature of   Percentage of
Name                                     Beneficial Ownership(1) Common Stock
----                                     ----------------------- -------------
Joseph M. Harris(2).....................         373,142             16.9%
Vernon B. Brannon(2)....................         367,241             16.6%
James B. Huff...........................          12,000                *
D. Shannon LeRoy(3).....................             --               --
L. Fred Pounds(4).......................          20,000                *
James E. Finley(5)......................           4,000                *
All current directors and executive
 officers as a group (six persons)......         776,383             35.2%

--------
*  Less than one (1) percent

(1) The Common Stock listed as beneficially owned by the following individuals includes shares of Common Stock which such individuals have the right to acquire through the exercise of stock options as follows: (i) Messrs. Harris and Brannon (57,954 currently exercisable shares each), (ii) Mr. Huff (10,000 shares which will vest in five equal annual installments beginning in December 2001), (iii) Mr. Pounds (10,000 currently exercisable shares), and (iv)all current directors and executive officers as a group (135,908 shares). Each of the above mentioned options were granted by the Company pursuant to the Stock Option Plan. For additional information, see "Executive Compensation--Stock Options."

(2) The address of each such person is in care of the Company at 121 West Trade Street, Suite 2950, Charlotte, North Carolina 28202.

(3) Although he serves as president of the general partner of Equitas, L.P. ("Equitas"), Mr. LeRoy disclaims beneficial ownership of the 73,300 shares of Common Stock (3.5%) held by Equitas.

(4) Mr. Pounds' shares include 10,000 shares held of record by a revocable trust of which Mr. Pounds has retained voting and investment power.

(5) These shares are held by Mr. Finley's wife.

                             ELECTION OF DIRECTORS

Director Nominees

   It is intended that proxies in the accompanying form will be voted at the Annual Meeting for the election to the Board of Directors of the following nominees for the term indicated:

                                                          Year of Annual Meeting
                                                           of Stockholders that
   Name                                                        Term Expires
   ----                                                   ----------------------
   James E. Finley.......................................          2004
   L. Fred Pounds........................................          2004

   Messrs. Finley and Pounds currently serve as directors of the Company and have been nominated and have consented to serve for the terms indicated, if elected. Each nominee, if elected, shall serve until the annual meeting of stockholders indicated above and until his successor shall be elected and shall qualify, except as otherwise provided in the Company's Amended and Restated Certificate of Incorporation and Bylaws, each as currently in effect. If for any reason a nominee named above is not a candidate when the election occurs, it is intended that proxies in the accompanying form may be voted for any substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors, subject to the provisions of the Company's Amended and Restated Certificate of Incorporation and Bylaws. A holder of Common Stock voting by proxy may withhold votes as to a director-nominee by following the instructions on the proxy card.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE PERSONS LISTED ABOVE.

Directors and Executive Officers

   The name, age, present principal occupation or employment, and the material occupations, positions, offices, or employments for at least the past five years, of each director and executive officer of the Company are set forth below. Unless otherwise indicated, each such person has held the occupation listed opposite his name for at least the past five years.

                                          Current Principal Occupation or
 Name                          Age  Employment and Five-Year Employment History
 ----                          ---  -------------------------------------------
 Joseph M. Harris, AIA, RIBA..  56  Mr. Harris has been President, Chairman of the Board, and a Director of the Company
                                    since its organization in 1997. He has been
                                    President and Chief Executive Officer of
                                    HLM Design of Northamerica, Inc. (formerly
                                    Hansen Lind Meyer Inc. ("HLMNA"), one of
                                    the Company's Managed Firms (as defined
                                    below) for the past six years. Prior to
                                    joining HLMNA in 1994, he served as
                                    President of Heery Architects and
                                    Engineers, Inc. and as Executive Vice
                                    President and Director of Technical
                                    Services of Heery International, Inc., one
                                    of the country's largest full-service
                                    multi-disciplinary professional service
                                    firms. Prior to that, Mr. Harris was one of
                                    the founders and served as President of
                                    Clark, Tribble, Harris and Li, Architects,
                                    P.A., a multi-service architectural firm.
                                    Mr. Harris has over 30 years of
                                    professional experience and is an architect
                                    licensed in 32 states and in the United
                                    Kingdom.

                                     Current Principal Occupation or
 Name                Age       Employment and Five-Year Employment History
 ----                ---  -----------------------------------------------------
 Vernon B. Brannon..  57  Mr. Brannon has been Senior Vice President and a
                          Director of the Company since its organization in
                          1997 and has been its Chief Operating Officer since
                          2000. From 1997 to 2000, Mr. Brannon had served as
                          the Company's Chief Financial Officer. He has been
                          Senior Vice President and Chief Financial Officer of
                          HLMNA since 1994. Prior to joining HLMNA in 1994,
                          from 1988 to 1994, Mr. Brannon was Chief Operating
                          Officer of UAV Corporation, a video distribution
                          firm, with responsibility for manufacturing, finance,
                          accounting and all other functions except sales.

 James B. Huff......  49  Mr. Huff was appointed Vice President and Chief
                          Financial Officer of the Company upon joining the
                          Company in September, 2000. From 1991 to 2000, Mr.
                          Huff served as Vice President and Chief Financial
                          Officer and Director of Marketing of RMF Engineering,
                          Inc., a company in the architectural, engineering,
                          and planning industry, with responsibility for
                          accounting, finance, tax, marketing, and
                          administration.

 James E. Finley....  63  Mr. Finley has been a Director of the Company since
                          1999. He currently manages his personal portfolio of
                          real estate and securities. In 1988 he was one of the
                          founders of Commercial Bank of the South and Bank of
                          Charleston, where he was a director until 1996 when
                          the banks were sold to Anchor BancShares. He joined
                          Balcor Company in 1973 where he served at various
                          times as Vice President, Chief Operating Officer and
                          Vice Chairman. He led Balcor Company for two years
                          after it was sold to Shearson/American Express. At
                          that same time, he served on Shearson/Lehman's Board
                          of Directors.

 D. Shannon LeRoy...  45  Mr. LeRoy has been a Director of the Company since
                          1997. He currently serves as President of Tennessee
                          Business Investments, Inc., the general partner of Equitas, a licensed Small Business Investment
                          Company. From 1988 until 1994, Mr. LeRoy served as a
                          Senior Vice President of First Union National Bank of
                          Tennessee, where he managed commercial banking. Mr.
                          LeRoy is a Director of Power Designs, Inc., a manufacturer of power supply and power line conditional products, and of Cooker Restaurant
                          Corporation.

 L. Fred Pounds.....  53  Mr. Pounds has been a Director of the Company since
                          1998. He has served as Chief Executive Officer and a
                          Director of Hostcentric, Inc., an internet website
                          hosting concern, since March 2000. He is one of the
                          founders of U.S. Oncology, Inc. ("USON") and until
                          March 2000 had served as Chief Financial Officer and
                          Treasurer of USON, a national cancer management
                          company, since January 1993. From 1990 until joining
                          USON, Mr. Pounds was the principal of Pounds &
                          Associates, a health care consulting company. From
                          January 1987 to May 1990, Mr. Pounds was President
                          and Chief Operating Officer of Avanti Health Systems,
                          Inc., a managed care and physician practice
                          management company. From September 1969 to January
                          1987, Mr. Pounds was employed by Price Waterhouse LLP
                          in various positions, including partner in charge of
                          the Southwest Area Health Care Group.

Committees of the Board of Directors and Meetings

   There are two standing committees of the Board of Directors of the Company, the Audit Committee and the Compensation Committee. The Audit Committee currently consists of Messrs. Finley, LeRoy and Pounds. The Compensation Committee is comprised of Messrs. Finley, LeRoy and Pounds. Set forth below is a summary of the principal functions of each committee and the number of meetings held by each committee and by the Board of Directors during fiscal year 2001.

   Audit Committee. The Audit Committee, which held two meetings in fiscal year 2001, reviews the independence of the Company's independent auditors and recommends the appointment of the Company's independent auditors, reviews the planned scope of the annual audit, reviews the conclusions of the auditors and reports the findings and recommendations thereof to the Board, reviews with the Company's auditors the adequacy of the Company's system of internal controls and procedures and the role of management in connection therewith, reviews transactions between the Company and its officers, directors and principal stockholders, and performs such other functions and exercises such other powers as the Board from time to time may determine. The Board of Directors adopted a written charter for the Audit Committee in 2000, a copy of which is attached to this Proxy Statement as Appendix B. All members of the Audit Committee are independent as defined by the applicable listing standards of the American Stock Exchange.

   Compensation Committee. The Compensation Committee approves and administers certain compensation and employee benefit plans of the Company, oversees and advises the Board regarding the compensation of Company officers, determines the compensation of other key personnel of the Company, reviews and makes recommendations to the Board concerning compensation practices, policies, procedures and retirement benefit plans and programs for the employees of the Company and oversees the activities of plan administrators and trustees and other fiduciaries under the Company's various employee benefit plans. It also administers the Company's Stock Option Plan, ESPP and such other similar plans as may from time to time be adopted by the Company, reviews and makes recommendations to the Board regarding compensation practices, policies and procedures for members of the Board and performs such other functions and exercises such other powers as the Board from time to time may determine. In fiscal year 2001, the committee held two meetings.

   The Company currently has no standing nominating committee.

   During fiscal year 2001, there were four meetings of the Board of Directors of the Company. During fiscal year 2001, each director of the Company attended at least 75% of the meetings of the Board of Directors of the Company (and, as applicable, committees thereof).

Compensation of Directors

   Members of the Board of Directors who are not employees of the Company are presently compensated for their services at an annual rate of $10,000 and at an additional per meeting stipend of $2,000. The Company also reimburses all directors for their expenses incurred in connection with their activities as directors of the Company. Directors who are also employees of the Company receive no compensation for serving on the Board of Directors.

                    PROPOSED AMENDMENT TO STOCK OPTION PLAN

   The Board of Directors of the Company has approved, subject to stockholder approval, an amendment to the Stock Option Plan to change the maximum number of shares of Common Stock that may be issued under the Stock Option Plan from a total of 265,000 shares to 50,000 shares for incentive stock options and a floating amount for nonstatutory stock options equal to 15% of the shares of Common Stock as may be deemed outstanding from time to time. This Stock Option Plan Amendment is being proposed to allow future grants to key employees, directors, consultants and other individuals providing services to the Company (including through the Managed Firms). No other amendments to the Stock Option Plan are proposed for stockholder approval at this time.

   The Stock Option Plan was originally adopted by the Board of Directors of the Company on January 30, 1998 and approved by its shareholders on February 3, 1998 and has been subsequently amended from time to time. The Stock Option Plan is intended to provide an incentive to attract, retain and reward key employees, directors, consultants and other individuals providing services to the Company and to motivate these individuals to continue to contribute to the success and future growth of the Company and its subsidiaries.

   Summary Description of the Stock Option Plan. The following is a summary of the Stock Option Plan, as amended, and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached to this Proxy Statement as Appendix C. The Stock Option Plan is administered by the Compensation Committee which has the authority to determine, among other things, the persons who are to receive options, the number of shares of Common Stock to be subject to each option, the option period, the option exercise price and the vesting schedule applicable to the option. Subject to the terms of the Stock Option Plan, the Compensation Committee has plenary authority in its discretion to interpret and construe the Stock Option Plan, to establish rules and regulations, make determinations and take administrative action as it deems necessary or advisable for the administration of the Stock Option Plan.

   If the Stock Option Plan Amendment is approved by the stockholders, the total number of shares of Common Stock available for issuance upon the exercise of incentive stock options issued under the Stock Option Plan shall be 50,000 and the total number of shares of Common Stock available for issuance upon the exercise of nonstatutory stock options shall be 15% of the sum of

  (1) the number of shares of Common Stock outstanding as of August 2, 2001, which was 2,206,589, plus

  (2) the number of any additional shares of Common Stock issued by the Company after August 2, 2001, including, without limitation, shares of Common Stock issued pursuant to the Stock Option Plan and the ESPP, plus

  (3) the number of shares of Common Stock committed to be issued by the Company on a delayed delivery basis under stock purchase, merger, asset purchase and other acquisition agreements to which the Company or any of its subsidiaries is a party, which was 227,221 shares as of August 2, 2001.

The foregoing floating maximum amount of shares of Common Stock available for nonstatutory stock options and the 50,000 shares available for incentive stock options under the Stock Option Plan will replace the current fixed maximum amount of 265,000 shares. Under the Stock Option Plan Amendment, 365,071 shares of Common Stock would be the maximum available for issuance for nonstatutory stock options under the Stock Option Plan as of August 2, 2001. The number of shares of Common Stock reserved for issuance under the Stock Option Plan is also subject to adjustment in the event of certain changes in the capital structure of the Company due to a reorganization, stock split, stock dividend, merger or other similar event.

   Options may be granted under the Stock Option Plan to key employees, officers, directors, consultants and other individuals providing services to the Company or any of its subsidiaries. In selecting individuals for options and determining the terms thereof, the Compensation Committee may consider any factors it deems relevant, including present and potential contributions to the success of the Company. The Compensation Committee can grant "incentive stock options" ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSOs") under the Stock Option Plan; however, ISOs can be granted only to employees of the Company or one of its "subsidiary corporations" within the meaning of
Section 424(f) of the Code.

   NSOs to purchase a total of approximately 106,200 shares of Common Stock were granted to approximately 19 plan participants in fiscal year 2001 under the Stock Option Plan. At present, without giving effect to the Stock Option Plan Amendment, options to purchase a total of approximately 260,508 shares are currently outstanding. No options have been exercised to date. There will be 104,563 additional shares immediately available for future grant based upon the amount of outstanding shares of Common Stock as of the Record Date, if the Stock Option Plan Amendment is approved. Such number will increase automatically, and without further action by the Company's Board of Directors and stockholders, from time to time so that at all times the number of shares of Common Stock issued or issuable under the Stock Option Plan will not exceed the sum of 15% of the deemed outstanding Common Stock of the Company, determined as described above, plus the 50,000 shares available for ISOs. There has been no decision with respect to the number or terms of options that may be granted hereafter or the number or identity of future option holders under the Stock Option Plan.

   The exercise price of options granted under the Stock Option Plan is determined in the discretion of the Compensation Committee, subject to certain restrictions, and is set forth in the applicable option agreement. The exercise price per share of Common Stock covered by an NSO cannot be less than 85% of the fair market value per share of Common Stock on the date of grant of the NSO. The exercise price per share of Common Stock covered by an ISO cannot be less than the fair market value per share of Common Stock on the date of grant of the ISO. Special rules apply to an ISO granted to an individual who is considered to be a "10% Stockholder." A "10% Stockholder" is someone who, on the date the ISO is granted, owns Common Stock (or who is considered to own Common Stock through attribution from relatives or from entities in which the individual has an ownership interest) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary. In the case of an ISO granted to a 10% Stockholder, the exercise price per share of Common Stock cannot be less than 110% of the fair market value per share of Common Stock on the date of grant of the ISO. The exercise price generally is payable in cash. If permitted by the Compensation Committee, the exercise price can be satisfied using another form of payment, such as shares of Common Stock owned by the option holder with a fair market value on the date of exercise at least equal to the aggregate purchase price.

   The time period in which a stock option may be exercised will be set forth in the applicable option agreement, but no option can be exercised more than ten years from the date of grant, or in the case of an ISO granted to a 10% Stockholder, more than five years from the date of grant. Options may be subject to a vesting schedule and become exercisable in installments. However, ISOs cannot become exercisable for the first time in any calendar year to the extent that the fair market value of the Common Stock underlying the ISOs (granted under the Stock Option Plan and any other stock option plans of the Company) exceeds $100,000 (or such other limitation applicable under Section 422(d) of the Code), determined based on fair market value at the date of option grant.

   If an option holder's service for the Company and its subsidiaries terminates for any reason except disability, death or with respect to NSOs only, involuntary termination without cause, the option will terminate and can no longer be exercised. If an option holder's service for the Company and its subsidiaries ceases due to his or her disability, options (to the extent vested) generally may be exercised during the twelve months following the date of termination of service. In the event that an NSO holder is involuntarily terminated without cause (as described in the Stock Option Plan), options (to the extent vested) generally may be exercised during the three months following termination. If the option holder dies while in service for the Company or one of its subsidiaries (or during the three month or twelve month periods following termination as described above), then options (to the extent vested) generally may be exercised during the twelve month period following the option holder's death by the person to whom the option holder's rights under the stock option pass by will or the laws of descent and distribution. In no event can an option be exercised after the expiration of its term (i.e., the option period fixed by the Compensation Committee and set forth in the option agreement). For purposes of ISOs, an option holder on military leave, sick leave or other bona fide leave of absence approved by the Company will not be considered to have terminated employment until the leave of absence exceeds ninety days. The option holder's service will be deemed to have terminated for purposes of the Stock Option Plan on the ninety-first day of such leave, unless the option holder's right to return to service is guaranteed by statute or contract.

   During the lifetime of an option holder, stock options generally can be exercised only by the option holder and cannot be assigned or transferred, except by will or the laws of descent and distribution. However, the Compensation Committee can, in its discretion, grant NSOs that are transferable to certain permitted recipients under limited circumstances and may impose such restrictions on the transfer as it deems desirable.

   Options granted under the Stock Option Plan may include the right to acquire a "reload" stock option. In such a case, if an option holder pays all or part of the exercise price of a stock option with shares of Common

Stock he or she held for at least six months, then, upon exercise of the stock option, the option holder is granted a second stock option to purchase, at the fair market value as of the date of exercise of the first stock option, the number of whole shares used by the option holder in payment of the exercise price of the first stock option. A reload stock option is not exercisable until one year after the grant date of such stock option or the expiration date of the first stock option.

   In the event of certain changes in the capital structure of the Company due to a recapitalization, stock split, stock dividend, merger, consolidation or other similar event, appropriate adjustments will be made to the number and kind of shares covered by outstanding stock options and the option price per share for outstanding stock options. In connection with any merger or consolidation in which the Company is not the surviving corporation, and which results in the holders of the outstanding voting securities of the Company owning less than a majority of the outstanding voting securities of the surviving corporation, or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, of all or a majority of the then-outstanding voting securities of the Company, all outstanding stock options under the Stock Option Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

   The Board of Directors may at any time amend or terminate the Stock Option Plan, subject to the following: (i) no amendment or termination may, without the consent of an option holder, adversely affect the rights of the holder under any option then outstanding, and (ii) approval by the stockholders of the Company is required for an amendment increasing the maximum number of shares of Common Stock for which options may be granted under the Stock Option Plan or an amendment of the requirements as to the class of employees eligible to receive options.

   In fiscal year 2001, the Compensation Committee granted under the Stock Option Plan NSOs to purchase 96,200 shares of Common Stock to 18 non-executive officers. The Compensation Committee also granted in fiscal year 2001 NSOs having a ten year term and vesting in five equal annual installments beginning in December 2001 to James B. Huff, the Company's Chief Financial Officer, to purchase 10,000 shares at an exercise price of $2.60 per share. No other executive officer or director received grants under the Stock Option Plan in fiscal year 2001. On August 2, 2001, the closing price for a share of Common Stock as reported on the American Stock Exchange was $2.50 on August 2, 2001. No decision has been made as to the number of additional stock options that may be awarded to the Company's executive officers or other persons in fiscal year 2002 under the Stock Option Plan. Set forth below is further information with respect to options granted under the Stock Option Plan to date in fiscal year 2002.

                               New Plan Benefits
                               Stock Option Plan

                                                                         Number
                                                                  Dollar   of
Name and Position                                                 Value  Units
-----------------                                                 ------ ------
Joseph M. Harris ................................................    0      0
 Chairman, Chief Executive Officer, President and Director
Vernon B. Brannon................................................    0      0
 Chief Operating Officer, Senior Vice President and Director
James B. Huff....................................................    0      0
 Chief Financial Officer and Vice President
All current executive officers as a group........................    0      0
All current non-executive officer directors as a group...........    0      0
All current non-executive officer employees as a group...........    0      0

   Federal Income Tax Consequences. The following summary generally describes the federal income tax consequences to option holders and the Company with respect to the issuance and exercise of stock options under the Stock Option Plan and is based on current laws and regulations. The summary is general in nature and is not intended to cover all tax consequences that could apply to a particular option holder or the Company.

   The grant of ISOs has no federal income tax consequences to either the stock option holder or the Company. While the exercise of ISOs generally has no ordinary federal income tax consequences to the option holder, the excess of the fair market value of the shares at the time of exercise over the aggregate option exercise price will be an item of adjustment for the option holder for purposes of the federal alternative minimum tax. The exercise of ISOs does not result in federal income tax deductions for the Company.

   If the option holder does not sell or otherwise dispose of the shares of Common Stock acquired upon exercise of an ISO for at least two years after the date the stock option was granted and one year after the date the option was exercised, then the disposition of the shares will ordinarily result in capital gains or losses equal to the difference between the aggregate option exercise price and the amount realized upon the sale or other disposition. In this case, the Company will not be entitled to a federal income tax deduction. However, if the option holder sells or otherwise disposes of the shares of Common Stock within two years of the date of grant or within one year of the date of exercise (often referred to as a "disqualifying disposition"), then the option holder will realize taxable ordinary income at that time in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise (or, if less, the amount realized upon the sale or other disposition) over the aggregate option exercise price. The Company will be entitled to a federal income tax deduction upon a disqualifying disposition equal to the amount of ordinary income recognized by the option holder.

   The grant of NSOs generally does not result in taxable income to the option holder or a tax deduction to the Company. Upon exercise of an NSO, the NSO holder will realize ordinary income at that time equal to the amount by which the fair market value of the acquired shares of Common Stock on the date of exercise exceeds the aggregate option exercise price. The Company will be entitled to a corresponding federal income tax deduction equal to the amount that the option holder recognizes as income. In the event of a subsequent taxable disposition of the shares, the option holder will generally recognize capital gain or loss based upon the difference between the option holder's tax basis (option exercise price plus taxable income recognized) and the selling price. The Company will not be entitled to a tax deduction for any additional gain recognized by the option holder.

   To the extent an option holder pays all or part of the option exercise price of an NSO by tendering shares of Common Stock owned by the option holder, the tax consequences described above apply with respect to any shares acquired in excess of the number of shares tendered in payment, with such excess shares being treated as having been acquired without consideration. For federal income tax purposes, the number of newly acquired shares equal to the number of shares surrendered in payment of the option exercise price will have the same tax basis and holding period as the shares surrendered. The number of newly acquired shares that exceeds the number of shares surrendered will have a tax basis equal to the amount of ordinary income recognized on such exercise (which generally will be their fair market value at exercise since the shares are treated as having been acquired without consideration) and a holding period which generally begins on the date of exercise.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED STOCK OPTION PLAN AMENDMENT.

                           PROPOSED AMENDMENT TO ESPP

   The Board of Directors of the Company has approved an amendment of the ESPP to increase the number of shares of Common Stock that may be purchased under the ESPP from 57,954 to 107,954, subject to stockholder approval. This ESPP Amendment is being proposed to allow future grants to employees. No other amendments to the ESPP are proposed for stockholder approval.

   The ESPP was originally adopted by the Board of Directors of the Company on January 30, 1998 and approved by its shareholders on February 3, 1998 and has been subsequently amended from time to time. The ESPP is intended to promote the interests of the Company by providing employees of the Company and its participating subsidiaries the opportunity to acquire a proprietary interest in the Company through the ownership of Common Stock. Through the ESPP, the Company grants options which give eligible employees the right to buy Common Stock at a discount from the fair market value at the time of purchase.

   Summary Description of the ESPP. The following is a summary of the ESPP, as amended, and is qualified in its entirety by reference to the ESPP, a copy of which is attached to this Proxy Statement as Appendix D. The ESPP is administered by the Compensation Committee which, subject to the terms of the ESPP, has plenary authority in its discretion to interpret the ESPP and to resolve questions regarding eligibility to participate, determine the terms, conditions and restrictions under which options may be granted, determine the manner and timing regarding the exercise of options and the purchase of Common Stock under the ESPP, establish rules and regulations regarding the administration of the ESPP, and take actions necessary to administer the ESPP.

   If the ESPP Amendment is approved by the shareholders, the number of shares of Common Stock reserved for issuance under the ESPP will be increased from 57,954 to 107,954. The number of shares of Common Stock reserved for issuance under the ESPP is subject to adjustment in the event of certain changes in the capital stock of the Company due to a reorganization, stock split, stock dividend, merger or other similar event.

   Options generally are granted under the ESPP as of each January 1. All eligible employees of the Company and its participating subsidiaries will be given the opportunity to participate in the ESPP on each grant date. In order to be eligible, an employee must be employed on a full-time or part-time basis by the Company or a participating subsidiary, regularly scheduled to work more than 20 hours per week and customarily employed more than five months in a calendar year. Employees who own or hold options to purchase Common Stock (or who would upon participation in the ESPP own or hold options to purchase Common Stock) possessing five percent (5%) or more of the total combined voting power or value of the Common Stock of the Company or any subsidiary are not eligible to participate in the ESPP. For purposes of this 5% limitation, employees may be considered to own or hold options to purchase Common Stock through attribution from relatives or from entities in which the employees have an ownership interest.

   Prior to each grant date under the ESPP, the Compensation Committee will designate an aggregate number of shares of Common Stock that will be available for options on that grant date. This designated number of shares of Common Stock will be allocated among the eligible employees electing to participate in the ESPP (the "Participants") for that grant date in the proportion that each Participant's base pay bears to the total base pay of all such Participants (with fractional shares being rounded down to the nearest whole share). In other words, each Participant is granted an option to purchase that number of shares of Common Stock that equals: (a) the number of shares of Common Stock made available on that grant date by the Compensation Committee, multiplied by
(b) a fraction, the numerator of which is the Participant's base pay and the denominator of which is the total base pay of all eligible Participants. The exercise price per share of Common Stock will equal the lesser of 85% of the fair market value per share of Common Stock on the date of grant or 85% of such fair market value on the date of exercise. Fair market value generally is the closing price per share of the Common Stock on the American Stock Exchange on the last trading day prior to the date of reference. No Participant may be granted an option which would permit him or her to purchase stock under the ESPP and all other employee stock purchase plans of the Company at a rate which exceeds $25,000 in fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

   In January 2001, eligible employees who elected to participate in the ESPP were granted options to purchase in the aggregate 33,973 shares of Common Stock. At present, options to acquire 17,857 shares have been exercised to date in 2001, options to acquire 16,116 shares remain outstanding (subject to any cancellations during the year) and options with respect to 782 additional shares are authorized but unissued under the ESPP. On August 2, 2001, the closing price of a share of Common Stock as reported on the American Stock Exchange was $2.50.

   A Participant may elect to designate a limited percentage of pay to be deferred by after-tax payroll deduction as a contribution to the ESPP. If a Participant has made contributions to the ESPP, his or her option will be exercised automatically to purchase Common Stock on each exercise date during the calendar year in which the option is granted. The exercise dates are the last business day of March, June, September and December during the year. The Participant's accumulated contributions as of each exercise date will be applied to purchase the maximum number of whole shares of Common Stock that such contributions will permit at the applicable option price, limited to the number of shares available for purchase under the option. Contributions that are not enough to purchase a whole share of Common Stock will be carried forward and applied on the next exercise date in that calendar year.

   Options granted to Participants will expire on the last exercise date of the calendar year in which granted. However, if a Participant withdraws from the ESPP or terminates employment prior to such exercise date, the option may expire earlier.

   Once a Participant's employment terminates, the Participant may not make any more contributions to the ESPP. If a Participant's employment terminates due to any reason other than for cause, the Participant (or the Participant's estate if termination of employment is caused by death) can request the return of contributions not yet used to purchase Common Stock. Alternatively, the Participant (or the Participant's estate if termination of employment is caused by death) can elect to continue participation in the ESPP until the next exercise date in the calendar year of termination of employment, so that any unexpired option held by the Participant will be automatically exercised on that exercise date to the extent the Participant's remaining contributions will allow.

   In the event of certain changes in the capital stock of the Company due to a reorganization, stock split, stock dividend, merger or other similar event, corresponding adjustments in the number and kind of shares covered by outstanding options and the exercise price per share will be made. In connection with any merger or consolidation in which the Company is not the surviving corporation, and which results in the holders of the outstanding voting securities of the Company owning less than a majority of the outstanding voting securities of the surviving corporation, or any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, of all or a majority of the then-outstanding voting securities of the Company, all outstanding options under the ESPP will become exercisable in full on or after
(i) the 15th day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

   The Board of Directors may at any time amend, suspend or terminate the ESPP, subject to the following: (i) no amendment, suspension or termination may, without the consent of a Participant, adversely affect the rights of the Participant under any option then outstanding; and (ii) approval by the stockholders of the Company is required for an amendment increasing the maximum number of shares of Common Stock for which options may be granted under the ESPP or, to the extent required by Section 423 of the Code, an amendment changing the class of employees eligible to receive options under the ESPP.

   Set forth below is information with respect to ESPP options granted to date in fiscal year 2002.

                               New Plan Benefits
                                      ESPP

                                                                         Number
                                                                  Dollar   of
Name and Position                                                 Value  Units
-----------------                                                 ------ ------
Joseph M. Harris.................................................   (1)    (1)
 Chairman, President and Director
Vernon B. Brannon................................................   (1)    (1)
 Chief Operating Officer, Senior Vice President and Director
James B. Huff....................................................    0      0
 Chief Financial Officer and Vice President
All current executive officers as a group........................   (1)    (1)
All current non-executive officer directors as a group...........   (2)    (2)
All current non-executive officer employees as a group...........    0      0

--------
(1) As holders of more than 5% of the total voting power of the Company, Messrs. Harris and Brannon are not eligible to participate in the ESPP.

(2) Non-executive officer directors of the Company are ineligible to participate in the ESPP.

   Federal Income Tax Consequences. The following summary generally describes the federal income tax consequences to Participants and the Company of options granted under the ESPP and is based on current laws and regulations. The summary is general in nature and is not intended to cover all tax consequences that could apply to a particular employee or the Company.

   The ESPP is intended to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code. Accordingly, there are no federal income tax consequences to the Participant or the Company upon the grant of an option to purchase Common Stock under the ESPP. The Participant will not recognize federal taxable income on the exercise of an option granted under the ESPP, but instead will take a tax basis in the Common Stock purchased equal to the option exercise price. The Company will not receive a tax deduction for federal income tax purposes when an option is exercised under the ESPP.

   If the Participant holds the shares of Common Stock acquired upon the exercise of an option under the ESPP until a date that is both more than two years from the grant date of the relevant option and more than one year from the option exercise date (or dies while holding such shares), the Participant will recognize ordinary income for federal income tax purposes at the time of disposition of the shares of Common Stock (or at death) equal to the lesser of
(i) the excess of the fair market value of the shares when the option was granted over the option exercise price and (ii) the excess of the fair market value of the shares at the date of such disposition (or death) over the option exercise price. For this purpose, the option exercise price is deemed to be 85% of the fair market value of the shares of Common Stock on the date the relevant option was granted (assuming the shares are purchased at a 15% discount). The amount of ordinary income recognized will increase the Participant's basis in the shares for federal income tax purposes, and any additional gain (or loss) realized on the disposition of the shares of Common Stock will be taxed as capital gain (or loss). In the case where the holding requirements are met, the Company will not be entitled to a federal tax deduction with respect to any income recognized by the Participant.

   If the Participant disposes of the shares of Common Stock acquired upon the exercise of an option under the ESPP within two years after the grant date of the relevant option or within one year after the option exercise date (often referred to as a "disqualifying disposition"), the Participant will recognize ordinary income for federal income tax purposes at the time of disposition equal to the amount by which the fair market value of the shares of Common Stock on the option exercise date exceeds the option exercise price, and an amount equal to such ordinary income generally is deductible by the Company. The Participant's tax basis in the shares will be the option exercise price plus the amount of taxable ordinary income recognized (i.e., fair market value of the shares on the exercise date). Any gain in excess of the Participant's tax basis in the shares of Common Stock will be taxed as capital gain and is not deductible by the Company. Any loss recognized on the disposition of the shares of Common Stock generally will be treated as a capital loss.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED ESPP AMENDMENT.

                               ACCOUNTING MATTERS

   The Company has not yet selected an independent public auditor for the fiscal year ending May 3, 2002. The Audit Committee of the Board of Directors has solicited requests for proposals of qualifications and fee structure from among the five largest certified public accounting firms and intends to make its selection as promptly as possible once an acceptable proposal has been received. There are no items in dispute or disagreements with the Company's current independent public auditors.

   Deloitte & Touche LLP has acted as independent public auditor for the Company since its inception in 1997. Deloitte & Touche LLP will attend the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions.

Principal Accounting Firm Fees

   Audit Fees. Aggregate fees billed by the Company's principal accounting firm, Deloitte & Touche LLP, for professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year ended April 27, 2001 were $174,600.

   Financial Information Systems Design and Implementation Fees. There were no services rendered by Deloitte & Touche LLP for information technology services relating to financial information systems design and implementation in the fiscal year ended April 27, 2001.

   All Other Fees. Aggregate fees billed by Deloitte & Touche LLP for other services rendered to the Company for the fiscal year ended April 27, 2001 were approximately $301,000 and were for tax-compliance and advisory services, statutory audits of foreign subsidiaries, audits of benefit plans, services related to SEC matters and accounting and other matters.

   The Audit Committee of the Company's Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Report of the Audit Committee

   In connection with the April 27, 2001, financial statements, the Audit
Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the Company's independent auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1 and discussed with the independent auditors the independent auditors' independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission.

                                   Submitted by the Audit Committee of the
                                   Board,

                                   James E. Finley
                                   D. Shannon LeRoy
                                   L. Fred Pounds

                             EXECUTIVE COMPENSATION

Compensation Committee Report

   Compensation Philosophy. Under the oversight and direction of the Company's Compensation Committee, which is made up solely of independent, outside directors, the Company has developed and implemented a compensation program for its executive officers that is intended to attract and retain top quality leadership talent while ensuring senior leaders' interests are sufficiently aligned with the interests of stockholders.

   2001 Executive Officer Compensation. The Company's fiscal year 2001 executive officer compensation consisted of base salary established as set forth in the Employment Agreements (see further discussion of Employment Agreements below). No year-end bonuses were paid to the executive officers for fiscal year 2001, and only the Company's Chief Financial Officer received stock options, upon his employment with the Company, in fiscal year 2001. See the Summary Compensation Table below for more specific information concerning such compensation, including stock options granted in a prior year.

   Additionally, the Company's executive officers are eligible to participate in the Company's 401(k) plan as well as various other benefit plans intended to provide a safety net of coverage against various events, such as death, disability and retirement, as well as certain other perquisites and personal benefits.

   Chief Executive Officer Compensation. In the form of base salary and other payments, Mr. Harris received in fiscal year 2001 the compensation reflected and described in the Summary Compensation Table set forth below. The determination of such compensation to Mr. Harris generally followed the philosophy described above for the Company's executive officers and was based upon the Company's consideration of certain factors such as Company performance and competitive compensation rates in the industry for experience and responsibility similar to that of Mr. Harris. Each item of compensation paid in fiscal year 2001 was based upon Mr. Harris' Employment Agreement as described elsewhere herein.

                                   Submitted by the Compensation Committee of the Board,

                                   James E. Finley
                                   D. Shannon LeRoy
                                   L. Fred Pounds

Compensation of Executive Officers

   Set forth below is information for fiscal years 2001, 2000, and 1999 with respect to compensation for services to the Company or its managed firms of the Company's executive officers, including its chief executive officer. No other person served as an executive officer of the Company during the year.

                           Summary Compensation Table

                                                                          Long-Term
                                                                         Compensation
                                                                            Awards
                                                                         ------------
                                     Annual Compensation(1)               Number of
                        ------------------------------------------------    Shares
Name and Principal                                       Other Annual     Underlying   All Other
Position                Year Salary($)(1) Bonus($)(2) Compensation($)(3)  Options(4)  Compensation
------------------      ---- ------------ ----------- ------------------ ------------ ------------
Joseph M. Harris....... 2001   $300,000     $   --         $12,000             --
 Chairman, Chief        2000    300,000         --          12,000             --
 Executive Officer,     1999    300,000      18,000         12,000          57,954
 President and Director
Vernon B. Brannon...... 2001    250,000         --          12,000             --
 Chief Operating
  Officer,              2000    250,000         --          12,000             --
 Senior Vice President, 1999    250,000      18,000         14,029          57,954
 and Director

--------
(1) For additional information, see "--Employment Agreements." Does not include the dollar value of perquisites and other personal benefits.

(2) The amounts shown for fiscal year 1999 are cash bonuses paid in the first quarter of the specified year.

(3) See "--Employment Agreements" regarding an automobile allowance for Messrs. Harris and Brannon included herein.

(4) Stock options were granted to Messrs. Harris and Brannon in June 1998. See "--Stock Options" and "--Employment Agreements" for additional information concerning such grants.

Stock Options

   No options to acquire shares of Common Stock were granted to the named executive officers during the fiscal year ended April 27, 2001.

   The following table sets forth information with respect to the fiscal 2001 year-end values of unexercised options (all of which were granted by the Company pursuant to the Stock Option Plan) held by the named executive officers at fiscal year end.

                Aggregated Option Exercises in Fiscal Year 2001
                       and Fiscal Year End Option Values

                               Number of Securities
                              Underlying Unexercised     Value of Unexercised
                                 Options at Fiscal       In-the-Money Options
                                    Year End(#)         at Fiscal Year End ($)
                             ------------------------- -------------------------
Name                         Exercisable/Unexercisable Exercisable/Unexercisable
----                         ------------------------- -------------------------
Joseph M. Harris............         57,954/--                     --
Vernon B. Brannon...........         57,954/--                     --

   No options held by the foregoing named executive officers were exercised in fiscal year 2001.

Employment Agreements

   The Company has entered into employment agreements with Messrs. Harris and Brannon (the "Employment Agreements"), which provide for an annual base salary and certain other benefits. Pursuant to the Employment Agreements, the base salaries of Messrs. Harris and Brannon for fiscal year 2001 were $300,000 and $250,000, respectively and are $300,000 and $250,000, respectively, for fiscal year 2002. Messrs. Harris and Brannon also receive a monthly automobile allowance of $1,000 and such additional compensation as may be determined by the Board of Directors. Each of the Employment Agreements is for a term of three years, through May 19, 2001 and will automatically be renewed for successive periods of one year. Messrs. Harris and Brannon each received, during fiscal 1999, a grant of options pursuant to the Stock Option Plan for 57,954 shares of Common Stock exercisable, in the case of ISOs (17,386 shares), at $6.60 per share, and in the case of NSOs (40,568 shares), at $5.50 per share. See "--Stock Options" above for additional information.

   The Employment Agreements contain similar noncompetition provisions. These provisions prohibit, during the term of the Employment Agreements, (i) the disclosure or use of confidential Company information, and (ii) the solicitation of the Company's clients, the participation or operation in any business or service provided by the Company and, in the case of Mr. Harris, the lending of his name to any business which provides architectural and engineering services to persons who are clients of the Company. The provisions referred to in (ii) above shall also apply for a period of three years (with a corresponding severance arrangement tied to the foregoing base salaries upon a termination or nonrenewal without cause) following the expiration or termination of an Employment Agreement.

Compensation Committee Interlocks and Insider Participants

   James E. Finley, D. Shannon LeRoy and L. Fred Pounds served as members of the Compensation Committee of the Board of Directors during the fiscal year ended April 27, 2001. No member of the Committee was an officer or employee of the Company or had any relationship directly or indirectly with the Company otherwise requiring disclosure under SEC regulations.

Stockholder Return Performance Graph

   The Common Stock was registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), effective June 12, 1998, and began trading on the NASDAQ SmallCap Market on that date. Effective January 14, 2000, the Common Stock began trading on the American Stock Exchange and ceased trading on the NASDAQ SmallCap Market. Set forth below is a line graph and table comparing the cumulative total stockholder return on the Common Stock against the cumulative total return of the Russell 2000 Index and a user-defined peer group (the "Peer Group") index (the "Peer Group Index") from June 15, 1998 to and through April 27, 2001. The graph and table assume that $100 was invested on June 15, 1998 in each of the Company's Common Stock, the Russell 2000 Index and the Peer Group Index, and that all dividends were reinvested. The Peer Group consists of the following companies: Aero Systems Engineering Inc., Michael Baker Corp., EA Engineering Science and Technology, Ecology and Environment, Inc., Find SVP Inc., Forrester Research Inc., Meta Group Inc., STV Group Inc., Team Inc., Tenera Inc., and TRC Cos. Inc.


                                    [GRAPH]

Date      HLM Design, Inc.      Customer Selected Stock       Russell 2000 Index
                                         List
6/98         $100.00                   $100.00                      $100.00
4/99           75.56                     74.13                        95.04
4/00           91.11                    154.25                       111.11
4/01           39.64                     96.92                       106.38

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Additionally, SEC regulations require that the Company identify any persons for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To the Company's knowledge, based solely on review of reports furnished to it and representations that no other reports were required during and with respect to the fiscal year ended April 27, 2001, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10% beneficial owners were complied with, except that (i) Mr. Huff inadvertently filed late his Initial Statement of Beneficial Ownership of Securities on Form 3 filed with the SEC on October 10, 2000 after becoming an executive officer of the Company on September 28, 2000, and (ii) Mr. Harris inadvertently reported late, on Form 4 filed with the SEC on May 8, 2001, his March 29, 2001 purchase of 500 shares of Common Stock.

                              CERTAIN TRANSACTIONS

   During the year ended April 27, 2001, the Company paid $104,476 to Mr. Harris and $104,476 to Mr. Brannon to extinguish obligations created prior to the time of the Company's initial public offering of the Common Stock arising under nominee shareholder agreements to redeem certain of their shareholder interests in HLMNA.

   Messrs. Harris and Brannon, executive officers and directors of the Company, are also the principal stockholders and officers of HLMNA, HLM Design Architecture, Engineering and Planning, P.C. and HLM Design USA, Inc. (the "Managed Firms"). As officers of the Managed Firms, Messrs. Harris and Brannon caused such firms to enter into Management and Services Agreements with the Company, and as stockholders thereof, they entered into Stockholders' Agreements. The primary purpose of the Stockholders' Agreements is to restrict the ability of stockholders of the Managed Firms to exercise the rights commonly associated with ownership of common stock and to effectively provide stockholders thereof with nominee stockholder status in order to facilitate the execution and operation of the Management and Services Agreements. The Managed Firms have guaranteed the Company's obligations under its Revolving Credit, Term Loan and Capital Expenditure Loan with IBJ Whitehall Business Credit Corporation dated February 7, 2000. Messrs. Harris and Brannon have also pledged their shares of the Managed Firms to secure such loan.

   HLMNA is the tenant under a triple net lease of certain warehouse space in Charlotte, North Carolina entered into in December 1995 with a partnership of which Messrs. Harris and Brannon are the partners, as landlord. Rental payments under such lease, which expires in 2005, are $3,500 per month.

   Future material transactions between the Company or any of the Managed Firms and any of the Company's officers, directors or controlling persons will be made or entered into on terms that are no less favorable to the Company than those than can be obtained from unaffiliated third parties. Additionally, any future material transactions between the Company and any of the Company's officers, directors or controlling persons or any of their affiliates (included Managed Firms) will be approved by a majority of the Company's directors and by a majority of its independent directors who do not have an interest in the transactions. Terminations by the Company of Management and Services Agreements with Managed Firms would also require such independent director approval.

   For additional information, see "Executive Compensation--Compensation Committee Interlocks and Insider Participation."

                                 OTHER MATTERS

Expenses of Solicitation

   The Company will pay the costs of solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the material enclosed herewith. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph and by corporate officers and employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names or in the names of nominees to solicit proxies from their customers who own such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to their customers. The Company has engaged the firm of Georgeson Shareholder Communications, Inc. to assist us in the distribution and solicitation of proxies. The Company has agreed to pay the firm a fee of $5,000 plus expenses for these services.

Discretionary Proxy Voting

   In the event that any matters other than those referred to in the accompanying notice should properly come before and be considered at the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

2002 Annual Meeting Stockholder Proposals

   In order for stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders to be eligible for inclusion in the Company's proxy statement and the form of proxy for such meeting, they must be received by the Company at its principal offices in Charlotte, North Carolina no later than April 12, 2002. Regarding stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders, but not included in the Company's proxy statement for such meeting, pursuant to the Company's Bylaws, written notice of such proposals, to be timely, must be received by the Company no more than 90 days and no less than 60 days prior to the anniversary date of the Annual Meeting. All such proposals for which timely notice is not received in the manner described above may be ruled out of order at the meeting resulting in the proposal's underlying business not being eligible for transaction at the meeting.

                                   FORM 10-K

   A copy of the Company's 2001 Annual Report to Stockholders, including its 2001 Form 10-K as filed with the SEC, is available, without charge, upon written request directed to Vernon B. Brannon at the corporate address

                                   APPENDIX A

                   (up arrow) FOLD AND DETACH HERE (up arrow)

P R O X Y

                                HLM DESIGN, INC.
                       121 West Trade Street, Suite 2950
                        Charlotte, North Carolina 28202

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned hereby appoints JOSEPH M. HARRIS and VERNON B. BRANNON as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock of HLM Design, Inc. held of record by the undersigned on August 2, 2001, at the Annual Meeting of Stockholders to be held on September 18, 2001 or any adjournment thereof.

  1. Election of Directors
     Nominees: James E. Finley and L. Fred Pounds for a term expiring at the 2004 Annual Meeting of Stockholders

      (Mark only one of the following boxes.)
     [_] VOTE FOR all nominees listed above,   [_] VOTE WITHHELD as to all
     nominees except vote withheld as to the following nominee (if any):

  2. Approval of Amendment of the HLM Design, Inc. 1998 Stock Option Plan

     [_] FOR                      [_] AGAINST                                         [_] ABSTAIN

  3. Approval of Amendment of the HLM Design, Inc. Employee Stock Purchase
     Plan

     [_] FOR                      [_] AGAINST                                         [_] ABSTAIN

  4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDER SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-3.

   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                     Dated: ____________________________,  2001

                                     Signature: _______________________________

                                     __________________________________________
                                            (Signature, if held jointly)

                                     When signing as attorney, executor,
                                     administrator, trustee or guardian,
                                     please give full title as such. If a
                                     corporation, please sign in full
                                     corporate name by president or other
                                     authorized officer. If a partnership,
                                     please sign in partnership name by
                                     authorized person.

                                                                      Appendix B

                                HLM DESIGN, INC.

                            AUDIT COMMITTEE CHARTER

Role, general responsibilities and independence

   The primary role of the audit committee of the board of directors is to assist the board in fulfilling its oversight responsibilities by reviewing the integrity and adequacy of the accounting policies, auditing and reporting practices of the corporation and its subsidiaries. In discharging this oversight role, the audit committee's general responsibilities are: to maintain open communication with and between the independent accountants, management of the corporation and any internal auditors; to make reports and recommendations to the full board of directors; to fully investigate any matter brought to its attention with full power to retain outside counsel, accountants or other experts to assist in an investigation; to meet on a regular basis and call special meetings as required; to carry out other functions as required by the law, the corporation's charter or bylaws or the board of directors; to review and update this charter annually.

   The audit committee shall consist of at least three independent directors who are not employees of the corporation and are generally knowledgeable about financial and auditing matters. Each audit committee member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment and shall not be associated with a major vendor to, or customer of, the corporation.

Responsibilities for engaging independent accounts

   The audit committee will recommend to the board annually the selection and retention of the independent accounting firm that audits the financial statements of the corporation ("independent auditors"), which selection is subject to the approval by the full board of directors. In connection with the independent auditors, the audit committee shall also:

  . In connection with the auditors' independence: (1) receive a formal written statement from the independent auditors setting forth all relationships between the auditors and the company that, in the auditors' judgment, may reasonably be thought to bear on independence,
     (2) discuss with the auditors any impact on the auditors' objectivity and independence and (3) recommend to the board of directors any action necessary to satisfy the board of the auditors' independence.

  .  Review the independent auditors' proposed audit scope and approach.

  .  Review the performance of the independent auditors.

  . Review the independent auditors' fee arrangements, including a review of any management consulting services and related fees.

  .  Review and approve dismissal of the independent auditors.

  . Provide the independent auditor full access to the committee to report on any and all appropriate matters.

  . Listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

   If the corporation engages a director of internal audit, then the audit committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the director of internal audit.

Responsibilities for reviewing the annual external audit and the review of quarterly and annual financial statements

   The audit committee will ask management, the chief financial officer and the independent auditor about significant risks and exposures and will assess management's steps to minimize them.

   The audit committee will review the following with the independent auditor and the chief financial officer:

  . The quality and adequacy of the corporation's internal controls, including computerized information systems and security.

  . Any related significant findings and recommendations of the independent auditor and chief financial officer, together with the management's responses thereto.

   The audit committee will review financial statements (including quarterly reports) with management and the independent auditor. It is anticipated that these discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded, any serious difficulties or disputes with management encountered during the course of the audit, and such other inquiries as may be appropriate.

   The audit committee will review annual filings with the SEC and other published documents containing the corporation's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

   The audit committee will review the interim financial reports with management, the independent auditor and the chief financial officer before these interim reports are released to the public or filed with the SEC or other regulators.

Periodic responsibilities

   Periodic responsibilities of the audit committee include the following:

  . Review and update, if necessary, the audit committee's charter annually, to be filed in the proxy at least once every three years.

  . Review, with company counsel, legal and regulatory matters that could have a significant impact on the company's financial statements.

  . Discuss with management the status of taxation matters and other areas of oversight to the compliance area as may be appropriate.

  .  Meet on a regular basis and call special meetings as required.

  . Meet with the independent auditor and internal auditor and/or management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

  . Report on all audit committee activities to the full board and issue annually a summary report suitable for submission to the shareholders.

                                                                      Appendix C

                                HLM DESIGN, INC.
                             1998 STOCK OPTION PLAN

                    (As Amended Through September 18, 2001)

   1. Purposes of Plan. The purposes of the Plan, which shall be known as the HLM Design, Inc. 1998 Stock Option Plan and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees, directors, consultants and other individuals providing services to HLM Design, Inc. (the "Company") and its subsidiaries (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), each of which is referred to herein as a "Subsidiary") by encouraging their ownership of the Common Stock, $.001 par value, of the Company (the "Stock") and (ii) to aid the Company in retaining such key employees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends, and attracting other such employees, directors, consultants and other individuals.

   2. Administration. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"). The Committee shall be appointed from time to time by the Board of Directors of the Company (the "Board of Directors") and shall consist of not fewer than two of its members. Each Committee member shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"). In the event that no such Committee exists or is appointed, the powers to be exercised by the Committee hereunder shall be exercised by the Board of Directors.

   For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and procedures, to make such determinations and interpretations, and to take such other administrative actions, as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including those granted options hereunder ("Optionees") and their legal representatives and beneficiaries.

   Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any options as may be required to satisfy the requirements of Rule 16b-3 of the Act or Section 162(m) of the Code.

   The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to such member's service on the Committee, if such member acts in good faith and in a manner he or she reasonably believes to be in or not opposed to the best interests of the Company.

   3. Stock Available for Options. Subject to any adjustments which may be made pursuant to Section 5(f) hereof, the total number of shares of Stock available for options under this Plan shall be (a) with respect to nonstatutory stock options, 15% of the sum of (i) the number of shares of Stock outstanding as of August 2, 2001, plus (ii) the number of any additional shares of Stock issued by the Company after such date, including, without limitation, shares of Stock issued pursuant to this Plan and shares of Stock issued pursuant to the Company's Employee Stock Purchase Plan, plus (iii) the number of shares of Stock committed to be issued by the Company on a delayed delivery basis under stock purchase, merger, asset purchase and other acquisition agreements to which the Company or any of its Subsidiaries is a party; and (b) with respect to incentive stock options, 50,000 shares of Stock. Shares of Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Stock covered by options which have terminated or expired prior to exercise or which have been tendered as payment upon exercise of other options pursuant to Section 5(c) shall be available for further option grants hereunder.

   4. Eligibility. Options under the Plan may be granted to key employees of the Company or any Subsidiary, including officers or directors of the Company or any Subsidiary, and to directors, consultants and other individuals providing services to the Company or any Subsidiary. Options may be granted to eligible employees whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting employees for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the employee's present and potential contributions to the success of the Company and its Subsidiaries. Service as a director, officer or consultant of or to the Company or any Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of the Plan); provided, however, that incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary.

   5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder, which terms and conditions need not be the same in each case, subject to the following:

     (a) Option Price. The price at which each share of Stock covered by an incentive stock option granted under the Plan may be purchased shall not be less than the fair market value per share of Stock on the date of grant of the option. In the case of any option intended to be an incentive stock option granted to an individual owning (directly or by attribution as provided in Section 424(d) of the Code), on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (which individual shall hereinafter be referred to as a "10% Stockholder"), the price at which each share of Stock covered by the option may be purchased shall not be less than 110% of the fair market value per share of Stock on the date of grant of the option. The date of the grant of an option shall be the date specified by the Committee in its grant of the option. The price at which each share of Stock covered by an option granted under the Plan (but not as an incentive stock option) may be purchased shall be the price determined by the Committee, in its absolute discretion, to be suitable to attain the purposes of this Plan. Notwithstanding the foregoing, the price at which each share of Stock covered by an option that is not an incentive stock option shall in no event be less than 85% of the fair market value of the Stock on the date of grant of the option.

     (b) Option Period. The period for exercise of an option shall in no event be more than ten years from the date of grant, or in the case of an option intended to be an incentive stock option granted to a 10% Stockholder, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

     (c) Exercise of Options. In order to exercise an option, the Optionee shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Stock, or in nonstatutory options granted under the Plan (provided, however, that the purchase price of Stock acquired under an incentive stock option may not be paid in options), in either case owned by the Optionee and having a market value on the date of exercise not less than the aggregate purchase price, or in any combination of cash, Stock and such options. For purposes of this Section 5(c), the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sales take place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation system ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. For purposes of this Section 5(c), the market value of an option granted under the Plan shall be the market value of the underlying Stock, determined as aforesaid, less the exercise price of the option. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder until the shares of Stock are issued to him.

      (d) Effect of Termination of Employment.

        (i) An option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Subsidiary for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause. Any cessation of employment, for purposes of incentive stock options only, shall include any leave of absence in excess of 90 days unless the Optionee's reemployment rights are guaranteed by law or by contract. "Cause" shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, (i) the commission of a crime by the Optionee involving moral turpitude, which crime has a material adverse impact on the Company or any Subsidiary, (ii) gross negligence or willful misconduct which is continuous and results in material damage to the Company or any Subsidiary, or (iii) the continuous, willful failure of the person in question to follow the reasonable directives of the Board of Directors. "Disability" shall mean the inability or failure of a person to perform those duties for the Company or any Subsidiary traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee, which may consider such evidence as it considers desirable under the circumstances, the determination of which shall be final and binding upon all parties. "Involuntary Termination Without Cause" shall mean either (i) the dismissal of, or the request for the resignation of, a person, by court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors' committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to Cause; or (ii) the dismissal of, or the request for the resignation of, a person, by a duly constituted corporate officer of the Company or any Subsidiary, or by the Board, for any reason other than for Cause.

         (ii) During the three months after the date of the Optionee's Involuntary Termination Without Cause, the Optionee shall have the right to exercise the options granted under the Plan, but only to the extent the options were exercisable on the date of the cessation of the Optionee's employment.

       (iii) During the twelve months after termination of the Optionee's employment with the Company or any Subsidiary as a result of the Optionee's Disability, the Optionee shall have the right to exercise the options granted under the Plan, but only to the extent the options were exercisable on the date of the cessation of the Optionee's employment.

         (iv) In the event of the death of the Optionee while employed or, in the event of the death of the Optionee after cessation of employment described in subparagraph (ii) or (iii) above, but within the three-month or twelve-month period described in subparagraph (ii) or (iii) above, the option shall be exercisable until the expiration of twelve months following the Optionee's death. During such extended period, the option may be exercised by the person or persons to whom the deceased Optionee's rights under the option agreement shall pass by will or by the laws of descent and distribution, but only to the extent the option was exercisable on the date of the cessation of the

    Optionee's employment. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the preceding sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence.

     In no event shall any option be exercisable beyond the applicable exercise period provided in Section 5(b) of the Plan. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or Subsidiary to terminate the individual's employment at any time.

     (e) Nontransferability of Options. Except as otherwise set forth herein, during the lifetime of an Optionee, options held by the Optionee shall be exercisable only by the Optionee, and no option shall be transferable other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its absolute discretion, grant nonstatutory stock options that are transferable, subject to applicable law and the terms and restrictions imposed by the option agreement or otherwise by the Committee.

     (f) Adjustments for Change in Stock Subject to Plan. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Company, corresponding adjustments automatically shall be made to the number and kind of shares available for issuance under this Plan and the number and kind of shares and option price thereof covered by outstanding options under this Plan.

     (g) Acceleration of Exercisability of Options Upon Occurrence of Certain Events. In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then-outstanding voting securities of the Company, all outstanding options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by
  Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable beyond the applicable period of such option specified in Sections 5(b) and 5(d).

     (h) Registration, Listing and Qualification of Shares of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of shares of Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

     (i) Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

     (j) Reload Options. If upon the exercise of an option granted under the Plan (the "Original Option") the Optionee pays the purchase price for the Original Option pursuant to Section 5(c) in whole or in part in shares of Stock owned by the Optionee for at least six months, the Company shall grant to the Optionee on the date of such exercise an additional option under the Plan (the "Reload Option") to purchase that number of shares of Stock equal to the number of shares of Stock so held for at least six months transferred to the Company in payment of the purchase price in the exercise of the Original Option. The price at which each share of Stock covered by the Reload Option may be purchased shall be the market value per share of Stock (as specified in Section 5(c)) on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Stock held for more than six months pursuant to Section 5(c), the Optionee is entitled to receive a further Reload Option in accordance with this Section 5(j). Shares of Stock covered by a Reload Option shall not reduce the number of shares of Stock available under the Plan pursuant to Section 3.

   6. Additional Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant options under the Plan to eligible employees which constitute "incentive stock options" within the meaning of
Section 422 of the Code, provided, however, that (a) the aggregate market value of the Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year shall not exceed the limitation set forth in Section 422(d) of the Code and (b) Section 5(d)(ii) hereof shall not apply to any incentive stock option.

   7. Effectiveness of Plan. The Plan shall be effective when it is adopted and approved by the Board of Directors, provided that the Plan is approved within twelve months before or after such adoption by a majority of the votes cast thereon by the stockholders of the Company at a meeting of stockholders duly called and held for such purpose or by unanimous written consent of such stockholders, and no option granted hereunder shall be exercisable prior to such approval.

   8. Amendment and Termination. The Board of Directors may at any time amend the Plan or the term of any option outstanding under the Plan; provided, however, that, except as contemplated in Section 5(f), the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon, (i) increase the maximum number of shares of Stock for which options may be granted under the Plan, or (ii) except as otherwise provided in the Plan, amend the requirements as to the class of employees eligible to receive options. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate, and no option shall be granted hereunder, after ten years from the date the Plan is adopted by the Board of Directors or approved by the stockholders as described in
Section 7, whichever first occurs; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. No amendment or termination of the Plan or any option outstanding under the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

   9. Withholding. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of an option that the Optionee (or any beneficiary or person entitled to act under Section 5(d) hereof) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any taxes. If the amount requested is not paid, the Company may refuse to issue such shares of Stock.

   10. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

                                                                      Appendix D

                                HLM DESIGN, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

               (AS AMENDED AND RESTATED AS OF SEPTEMBER 18, 2001)

                                HLM DESIGN, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

               (As Amended and Restated as of September 18, 2001)

                               TABLE OF CONTENTS

                                                                             Page
                                                                             ----
ARTICLE I PURPOSE; DEFINITIONS; CONSTRUCTION................................   4
1.1Purpose of Plan..........................................................   4
1.2Definitions..............................................................   4
  (a)"Account"..............................................................   4
  (b)"Base Pay".............................................................   4
  (c)"Board of Directors"...................................................   4
  (d)"Business Day".........................................................   4
  (e)"Cause"................................................................   4
  (f)"Code".................................................................   4
  (g)"Committee"............................................................   4
  (h)"Company"..............................................................   4
  (i)"Company Stock"........................................................   4
  (j)"Contributions"........................................................   4
  (l)"Employee".............................................................   4
  (m)"Employer".............................................................   5
  (n)"Exercise Date"........................................................   5
  (o)"Grant Date"...........................................................   5
  (p)"Option"...............................................................   5
  (q)"Participant"..........................................................   5
  (r)"Plan".................................................................   5
1.3Construction.............................................................   5

ARTICLE II ADMINISTRATION...................................................   5
2.1Appointment and Procedures of Committee..................................   5
2.2Authority of Committee...................................................   5

ARTICLE III PARTICIPATION...................................................   6
3.1Eligibility to Participate...............................................   6
3.2Restrictions on Participation............................................   6
3.3Leave of Absence.........................................................   6

ARTICLE IV CONTRIBUTIONS....................................................   6
4.1Payroll Deductions.......................................................   6
4.2Contributions to Accounts................................................   6
4.3Leave of Absence.........................................................   7
4.4Withdrawal of Contributions from Plan....................................   7
4.5Termination of Employment................................................   7

ARTICLE V OPTIONS...........................................................   7
5.1Company Stock Available for Options......................................   7
5.2Granting of Options......................................................   7
5.3Option Price.............................................................   7
5.4Option Period............................................................   8
5.5Exercise of Options......................................................   8
  (a)Automatic Exercise.....................................................   8
  (b)Nontransferability of Options..........................................   8
  (c)Effect of Termination of Employment....................................   8
    (i)Termination of Employment Related to Cause...........................   8

    (ii)Termination of Employment Due to Death.............................   8
    (ii)Other Termination of Employment....................................   9
  (d)Leave of Absence......................................................   9
  (e)Delivery of Stock Certificates........................................   9
  (f)Acceleration of Exercisability of Options Upon Occurrence of Certain
   Events..................................................................   9
  (g)Registration, Listing and Qualification of Shares of Stock............  10

ARTICLE VI MISCELLANEOUS...................................................  10
6.1Adjustments Upon Changes in Capitalization..............................  10
6.2Approval of Shareholders................................................  10
6.3Amendment, Suspension and Termination...................................  10
6.4Intent to Comply With Code Section 423..................................  10
6.5Equal Rights and Privileges.............................................  10
6.6Use of Funds............................................................  10
6.7Withholding.............................................................  11
6.8Effect of Plan..........................................................  11
6.9No Employment Rights....................................................  11
6.10Governing Law..........................................................  11
6.11Other Actions..........................................................  11

                               HLM DESIGN, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

              (As Amended and Restated as of September 18, 2001)

                                   ARTICLE I

                      PURPOSE; DEFINITIONS; CONSTRUCTION

   1.1 Purpose of Plan. The purpose of the Plan, which shall be known as the HLM Design, Inc. Employee Stock Purchase Plan (the "Plan"), is to provide employees of HLM Design, Inc. (the "Company") and its participating subsidiaries an opportunity to acquire a proprietary interest in the Company through the purchase of the Common Stock, $.001 par value per share, of the Company. This Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

   1.2 Definitions. Throughout this Plan, the following terms shall have the meanings indicated:

      (a) "Account" shall mean a memorandum account maintained to record each Participant's Contributions pending purchase of Company Stock.

      (b) "Base Pay" shall mean the Participant's regular base salary (excluding overtime pay, bonuses, shift premiums, commissions, fringe benefits, other special payments and imputed income) determined without reduction for Contributions made under this Plan or contributions to any Code Section 401(k) or Section 125 Plan. The Committee may establish additional rules for determining a Participant's Base Pay for purposes of this Plan.

      (c) "Board of Directors" shall mean the Board of Directors of the Company.

      (d) "Business Day" shall mean any day other than a Saturday, Sunday or holiday.

      (e) "Cause" shall mean any act, action or series of acts or actions or any omission, omissions or series of omissions which, in the opinion of the Committee, result in, or which have the effect of resulting in, (i) the commission of a crime by the Participant involving moral turpitude, which crime has a material adverse impact on the Employer, (ii) gross negligence or willful misconduct which is continuous and results in material damage to the Employer, or (iii) the continuous, willful failure of the person in question to follow the reasonable directives of the Employer.

      (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, any successor revenue laws of the United States, and the rules and regulations promulgated thereunder.

      (g) "Committee" shall mean the committee of directors of the Company appointed by the Board of Directors in accordance with Section 2.1 to administer this Plan, or in the event that no such committee exists or is appointed, "Committee" shall mean the Board of Directors.

      (h) "Company" shall mean HLM Design, Inc., a company organized and existing under the laws of the State of Delaware.

      (i) "Company Stock" shall mean the Common Stock, $.001 par value per share, of the Company.

      (j) "Contributions" shall mean the after-tax payroll deductions contributed to the Plan by Participants pursuant to Article IV.

      (k) "Effective Date" shall mean the date of the closing of the Company's initial public offering.

      (l) "Employee" shall mean any person employed by the Employer who (i) is employed on a full-time or part-time basis, (ii) is regularly scheduled to work more than twenty hours per week, and (iii) is customarily employed more than five months in any calendar year. Independent contractors and outside directors shall not be included in the definition of Employee for purposes of this Plan.

      (m) "Employer" shall mean the Company and any of its present or future subsidiaries (within the meaning of Section 424(f) of the Code) which the Committee may designate from time to time as participating Employers under this Plan.

      (n) "Exercise Date" shall mean the last Business Day of March, June, September and December on which the principal trading market for Company Stock is open for trading, plus any other interim dates during the year which the Committee designates as Exercise Dates.

      (o) "Grant Date" shall mean (i) the date initial grants are made pursuant to this Plan, which date shall be as soon as administratively practicable following the Effective Date, and (ii) on or about each January 1 thereafter.

      (p) "Option" shall mean an option to purchase shares of Company Stock granted by the Committee to a Participant pursuant to this Plan.

      (q) "Participant" shall mean an eligible Employee electing to participate in this Plan.

      (r) "Plan" shall mean this HLM Design, Inc. Employee Stock Purchase Plan, as amended and restated as of September 18, 2001 and as subsequently amended from time to time.

   1.3 Construction. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                   ARTICLE II

                                 ADMINISTRATION

   2.1 Appointment and Procedures of Committee. The Plan shall be administered by the Committee as appointed from time to time by the Board of Directors. The Committee shall consist of not fewer than two members of the Board of Directors. Each Committee member shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. No member of the Board of Directors who serves on the Committee shall be eligible to participate in the Plan. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee).

   2.2 Authority of Committee. The Committee, subject to the terms of the Plan, shall have plenary authority in its discretion to interpret and construe the Plan (including, without limitation, any of its terms which are uncertain, doubtful or disputed); to decide all questions of Employee eligibility hereunder; to determine the amount, manner and timing of all Options and purchases of Company Stock hereunder; to establish, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make determinations and interpretations and take such other administrative actions as it deems necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. No member of the Committee shall be liable for any act, determination or omission with respect to his service on the Committee, if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interest of the Employer. All expenses of administering this Plan shall be borne by the Employer.

                                  ARTICLE III

                                 PARTICIPATION

   3.1 Eligibility to Participate. Subject to the restrictions of Section 3.2 below, any Employee employed on the Effective Date shall be eligible to participate in this Plan as of the initial Grant Date under the Plan (provided that the Employee is still employed on such Grant Date). Each other Employee shall be eligible to participate in the Plan as of the Grant Date coincident with or next following his date of employment with the Employer (provided that the Employee is still employed on such Grant Date).

   3.2 Restrictions on Participation. Notwithstanding the foregoing Section 3.1, no Employee shall be eligible to participate in the Plan if such Employee owns or holds options to purchase (or upon participation in this Plan would own or hold options to purchase) stock possessing an aggregate of 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary (as determined in accordance with the rules of Section 424(d) of the Code relating to attribution of stock ownership).

   3.3 Leave of Absence. For purposes of participation in the Plan, an Employee on a leave of absence shall be deemed to continue to be an Employee for the first ninety days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the ninetieth day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment prior to the close of business on such ninetieth day (unless reemployment is guaranteed by statute or contract). Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to regular full-time or part-time employment, shall terminate an Employee's employment for all purposes of the Plan.

                                   ARTICLE IV

                                 CONTRIBUTIONS

   4.1. Payroll Deductions. By written election, made and filed with the Committee pursuant to the Committee's rules and procedures, a Participant may elect to designate a whole percentage between one percent and ten percent (or such higher or lower percentage as may be allowed by the Committee's rules and procedures) of his Base Pay to be deferred by payroll deduction as a Contribution to the Plan. Payroll deductions shall commence as soon as administratively practicable following the filing of such written election with the Committee. The Committee in its discretion may develop additional rules and procedures regarding payroll deduction elections.

   A Participant may change or revoke his payroll deduction amount by filing, on such forms and in accordance with such rules and procedures as the Committee in its discretion may prescribe, a revised written election with the Company. Such modification or revocation shall take effect as soon as administratively practicable after the Company's receipt of such revised election. Notwithstanding the foregoing, a Participant may change his payroll deduction election only once each calendar quarter, or as otherwise specifically allowed by the Plan's administrative rules and procedures. If payroll deductions are discontinued, payroll deductions may not be resumed by the Participant until the payroll period which begins on or after the next Exercise Date, or as otherwise specifically allowed by the Plan's administrative rules and procedures. Under no circumstances may a Participant's payroll deduction election be made, modified or revoked retroactively.

   4.2 Contributions to Accounts. A memorandum Account shall be established by the Committee for each Participant for the purpose of accounting for Contributions. Contributions shall be credited to Accounts as soon as administratively practicable following payroll withholding. Amounts credited to Accounts will not accrue interest.

   4.3 Leave of Absence. If a Participant is on a leave of absence, such Participant shall have the right, subject to Section 3.3, to elect to (a) withdraw from the Plan and receive a distribution of the balance in his Account pursuant to Section 4.4, (b) discontinue Contributions to the Plan but remain a Participant in the Plan, or (c) remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence.

   4.4 Withdrawal of Contributions from Plan. Prior to an Exercise Date, a Participant may elect to withdraw the Contributions then credited to his Account by filing written notice thereof with the Committee on such forms and in accordance with such procedures as the Committee may prescribe. Such election must be made at least ten Business Days prior to an Exercise Date in order for such Contributions to be withdrawn prior to such Exercise Date. The Participant's Contributions shall be distributed to him as soon as administratively practicable after the Committee's receipt of his notice of withdrawal and no further payroll deductions shall be made from his Base Pay.

   4.5 Termination of Employment. Upon termination of a Participant's employment for any reason, such Participant may no longer make Contributions to the Plan or be granted Options under the Plan. A Participant's right, if any, to exercise any unexpired Option he holds as of his termination of employment shall be determined in accordance with Section 5.5(c).

                                   ARTICLE V

                                    OPTIONS

   5.1 Company Stock Available for Options. There shall be available for Options under the Plan an aggregate maximum of 107,954 shares of Company Stock, subject to any adjustments which may be made pursuant to Section 6.1 of the Plan in connection with changes in capitalization of the Company. Shares of Company Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Company Stock covered by Options which have expired prior to exercise shall be available for further Options granted hereunder.

   5.2 Granting of Options. The Plan shall be implemented by annual offerings of approximately twelve months duration (except for the initial offering or as otherwise provided in Section 5.4). Prior to each Grant Date, the Committee shall designate an aggregate number of whole shares of Company Stock that shall be allocated under the Options granted on such Grant Date, subject to the maximum limitation of Section 5.1 above and any adjustments thereto pursuant to
Section 6.1. The aggregate number of shares of Company Stock so designated by the Committee shall be allocated among the Participants receiving Options as of the Grant Date in the proportion that each Participant's Base Pay bears to the total Base Pay of all such Participants; provided, that fractional shares shall be rounded down to the nearest whole share. Thus, as of each Grant Date, each eligible Participant shall be deemed to have been granted an Option under the Plan to purchase that number of whole shares of Company Stock that equals: (a) the aggregate number of shares of Company Stock designated by the Committee to be allocated under Options granted as of such Grant Date, multiplied by (b) a fraction, the numerator of which shall be the Base Pay of the Participant and the denominator of which shall be the total Base Pay of all of the eligible Participants. Notwithstanding the foregoing, no Participant may be granted an Option which permits his rights to purchase stock under this Plan and all other employee stock purchase plans of the Company or Employer to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

   5.3 Option Price. The purchase price at which shares of Company Stock may be acquired pursuant to the exercise of all or any portion of an Option granted under this Plan shall be eighty-five percent of the lesser of (a) the fair market value per share of the Company Stock on the applicable Grant Date, and
(b) the fair market value per share of the Company Stock on the applicable Exercise Date. For purposes of this Section 5.3, the fair market value per share of Company Stock shall be the closing price on the last Business Day prior to the date of reference, or in the event that no sales take place on such date, the average of the closing high bid and low asked prices, in either case on the principal national securities exchange on which the Company Stock is listed or admitted to trading, or if the Company Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation system ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Company Stock in the over-the-counter market reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purposes. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

   5.4 Option Period. Each Option granted to a Participant under the Plan shall expire on the earliest of (a) the last Exercise Date of the calendar year in which the Option was granted, (b) the Participant's (or, in the case of the Participant's death, his estate's) voluntary withdrawal from the Plan following termination of employment, (c) the date of the Participant's termination of employment related to Cause, or (d) the Exercise Date immediately following the Participant's termination of employment for any reason unrelated to Cause. In no event will the duration of an Option period exceed twenty-seven months (or such other applicable period permitted under Section 423(b)(7) of the Code) from the date on which such Option is granted.

   5.5 Exercise of Options.

      (a) Automatic Exercise. Any Option granted to a Participant shall be exercised automatically on each Exercise Date during the calendar year of the Option's Grant Date in whole or in part such that the Participant's accumulated Contributions as of such Exercise Date shall be applied to the purchase of the maximum number of whole shares of Company Stock that his Contributions will allow at the applicable Option price (determined in accordance with Section 5.3), limited to the number of shares subject to such Option. In the event that the number of shares of Company Stock that may be purchased by all Participants in the Plan exceeds the number of shares then available for issuance under the Plan, the Committee shall make a pro rata allocation of the available shares in as uniform a manner as it determines to be practicable and equitable. Any remaining Contributions in the Participant's Account amounting to less than the Option price of a whole share of Company Stock shall be carried forward and applied on the next Exercise Date; provided that, Contributions remaining after the last Exercise Date of the calendar year may be distributed to the Participant at his election.

      (b) Nontransferability of Options. During a Participant's lifetime, Options held by such Participant shall be exercisable only by that Participant. No Option shall be transferable other than by will or by the laws of descent and distribution.

      (c) Effect of Termination of Employment.

         (i) Termination of Employment Related to Cause. Upon termination of a Participant's employment related to Cause, the Participant's participation in the Plan also shall terminate. Any unexpired Option he holds will expire as of the date of his termination of employment. Remaining contributions credited to his Account shall be distributed to the Participant as soon as administratively practicable following termination of employment.

          (ii) Termination of Employment Due to Death. In the event of the death of the Participant while employed, or during the period following his termination of employment for any reason unrelated to Cause but prior to the next Exercise Date, the Participant's estate shall have the right to elect by written notice to the Committee prior to the earlier of the expiration of sixty days commencing with the date of the Participant's death and the Exercise Date next following the date of the Participant's death:

              (A) To withdraw all of the Contributions credited to the Participant's Account under the Plan, or

              (B) To have exercised any unexercised Option held by the Participant as of the date of his death for the purchase of Company Stock on the Exercise Date next following the date of the Participant's death in accordance with Section 5.5(a), but only to the extent such Option was exercisable on the date of the Participant's death, with any remaining Contributions credited to the Participant's Account being distributed to the Participant's estate as soon as administratively practicable after such Exercise Date.

           In the event that no such written election is timely and properly received by the Committee, all Contributions credited to the Participant's Account shall be distributed to the Participant's estate. In no event shall any Option be exercisable beyond the applicable exercise period specified in Section 5.4 of the Plan.

          (iii) Other Termination of Employment. Upon termination of a Participant's employment for any reason unrelated to Cause or his death, the Participant may at his election:

              (A) Withdraw from the Plan pursuant to Section 4.4 and request the return of the remaining Contributions then credited to his Account, or

              (B) Continue participation in the Plan until the Exercise Date next following his date of termination of employment for the limited purpose of allowing any unexpired Option he holds as of his termination of employment to be exercised automatically in accordance with Section 5.5(a) on the Exercise Date next following his termination of employment, but only to the extent such Option was exercisable on the date of the Participant's termination of employment, with any remaining Contributions credited to the Participant's Account being distributed to the Participant as soon as administratively practicable after such Exercise Date.

      (d) Leave of Absence. A Participant on a leave of absence shall, subject to the election made by such Participant pursuant to Section 4.3, continue to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than ninety days and who therefore is not an Employee for purposes of the Plan (unless the right to reemployment is guaranteed by statute or contract) shall not be entitled to participate in any offering commencing on any Grant Date following the ninetieth day of such leave of absence. Notwithstanding the foregoing and any other provisions of the Plan, unless a Participant on a leave of absence returns to eligible regular full-time or part-time employment with the Employer at the earlier of (i) the termination of such leave of absence, or (ii) the ninety-first day of such leave of absence, such Participant's employment shall be deemed to have terminated for purposes of the Plan on whichever of such dates first occurs (unless the Participant's right to reemployment is guaranteed by statute or contract).

      (e) Delivery of Stock Certificates. Upon a Participant's written request, the Company or the Committee will deliver to the Participant a certificate or certificates evidencing shares of Company Stock purchased under this Plan.

      (f) Acceleration of Exercisability of Options Upon Occurrence of Certain Events. In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then-outstanding voting securities of the Company, all outstanding Options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding Options granted hereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. Notwithstanding the foregoing, in no event shall any Option be exercisable beyond the applicable exercise period of such Option specified in Section 5.4.

      (g) Registration, Listing and Qualification of Shares of Stock. Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of shares of Company Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares of Company Stock thereunder, no such Option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Employer may require that any person exercising an Option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                                   ARTICLE VI

                                 MISCELLANEOUS

   6.1 Adjustments Upon Changes in Capitalization. In the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure of shares of the Company, corresponding adjustments shall be made to the number and kind of shares of Company Stock available for issuance under this Plan and the number and kind of shares of Company Stock and option price thereof covered by outstanding Options under this Plan. Any adjustments made pursuant to this
Section 6.1 remain subject to the limitations of Section 423 of the Code (including its $25,000 annual limitation).

   6.2 Approval of Shareholders. Within twelve months before or after the Plan is adopted by the Board of Directors, this Plan must be approved by a majority of the votes cast thereon by the stockholders of the Company at a meeting of stockholders duly called and held for such purpose or by unanimous written consent of such stockholders, and no Option granted hereunder shall be exercisable prior to such approval.

   6.3 Amendment, Suspension and Termination. The Board of Directors may at any time amend, suspend or terminate this Plan; provided, however, that the Board of Directors shall not increase the maximum number of shares of Company Stock for which Options may be granted under the Plan, except as provided in Section 6.1, without obtaining approval of the stockholders in the manner described in
Section 6.2. The Plan will continue until terminated by the Board of Directors or until all of the shares of Company Stock reserved for issuance under the Plan have been issued, whichever first occurs. No amendment, suspension or termination of the Plan may, without the consent of the Participants then holding Options to purchase Company Stock, adversely affect the rights of such Participants under such Options.

   6.4 Intent to Comply With Code Section 423. It is intended that this Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of this Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code. In the event of an inconsistency between the Plan and Section 423 of the Code, the Plan shall be interpreted in a manner which complies with the requirements of Section 423 of the Code and the regulations thereunder, without further act or amendment by the Company or the Board of Directors unless otherwise required pursuant to Section 6.3 of this Plan.

   6.5 Equal Rights and Privileges. All Participants granted Options under this Plan shall have equal rights and privileges within the meaning of Section 423(b)(5) of the Code and the regulations thereunder.

   6.6 Use of Funds. All Contributions received and held by the Employer under this Plan may be used by the Employer for any corporate purpose and the Employer shall not be obligated to segregate such Contributions.

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

   6.7 Withholding. It shall be a condition to the obligation of the Company to issue shares of Company Stock upon exercise of an Option that the Participant (or his estate pursuant to Section 5.5(c)(ii)) pay to the Company, upon its demand, through payroll withholding, cash payment or other means acceptable to the Company, such amount as may be requested by the Company for the purpose of satisfying taxes, including taxes owed by the Participant due to the disposition of Company Stock by the Participant prior to the expiration of the holding periods described in Section 423(a) of the Code.

   6.8 Effect of Plan. This Plan shall be binding upon each Participant and his successors, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

   6.9 No Employment Rights. Nothing in this Plan or in any Option granted pursuant to the Plan shall be construed as a contract of employment between the Employer and any employee, or as a right of any employee to continue in the employ of the Employer, or as a limitation of the right of the Employer to discharge any of its employees, with or without cause.

   6.10 Governing Law. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina, except to the extent such laws are preempted by the laws of the United States.

   6.11 Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

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